Exhibit 10.26

CERTAIN INFORMATION IDENTIFIED WITH [****] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

GRAPE PURCHASE AGREEMENT

AMENDMENT

This document shall serve as an Amendment to the Grape Purchase Agreement by and between Duckhorn Wine Company (Buyer) and Alex and [****] Ryan (Grower), drafted on May 11, 2016 for the purchase of Merlot grapes from Mt. George Vineyard, specific to section 1. f. Vineyard Blocks, Varietals, Quantities:

By signing below, the parties agree that effective immediately the above referenced Grape Purchase Agreement and specified section shall be amended to read as follows:

f.	Price: The price to be paid for Mt. George Vineyard Merlot fruit shall be:

i.	Harvest Year 2016: $[****] per ton

ii.	Harvest Year 2017: $[****] per ton

iii.	Harvest Years 2018-Termination: For harvest year 2018 and until the termination of this Agreement, the price shall be reset each year and determined using the following formula:

The percentage change up or down in the value of The Napa County (District 4), “WEIGHTED AVERAGE GROWER RETURNS PER TON DELIVERED BASIS NON-RELATHD PURCHASE” (Table 10), for Merlot, as published in the Final Grape Crush Report (GCR) prepared by the California Department of Food and Agriculture for the immediate two preceding years, multiplied by the last price paid for fruit under this Agreement.

The formula price calculation in any year shall not result in a price that is greater or less than the prior year’s price by 5%.

Example:	2018 Price =	Final Grape Crush Report 2017 Table 10 District 4 Merlot Value x $[****]
Final Grape Crash Report 2016 Table 10 District 4 Merlot Value

The Weigh Tag of the receiving facility shall be considered the governing weight document.

All other terms and conditions of the original Grape Purchase Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date of signing.

/s/ Zach Rasmuson	8/7/2017
Zach Rasmuson	Date
Duckhorn Wine Company

/s/ Alex Ryan	8/7/2017
Alex Ryan	Date
Mt. George Vineyard